UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 15, 2000

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 2000-A Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-82763	51-6514987
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
(Address of principal executive office)

Registrant's telephone number, including area code:
(310) 719-8013

Exhibit Index is on Page 4

Item 5. Other Events.

On February 15, 2000, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of January 27, 2000 (the "Agreement"), among Nissan Auto Receivables 2000-A Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2000-A Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
99.1	Servicer's Certificate for the month of January 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION

By:	/s/______________________
Name:	Tomoaki Shimazu
Title:	Treasurer

February 18, 2000

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of January 2000	5

Exhibit 99.1
Nissan Auto Receivables 2000-A Owner Trust
Servicer's Certificate

Collection Period	January-00			30/360 Days	19
Distribution Date	15-Feb-00			Actual/360 Days	19

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		837,721,182.12	837,721,182.12	816,848,907.08	0.975
Total Securities		837,721,182.12	837,721,182.12	816,848,907.08	0.975
Class A-1 Notes	6.125%	184,000,000.00	184,000,000.00	163,127,724.96	0.887
Class A-2 Notes	6.730%	229,000,000.00	229,000,000.00	229,000,000.00	1.000
Class A-3 Notes	7.010%	250,000,000.00	250,000,000.00	250,000,000.00	1.000
Class A-4 Notes	7.170%	95,130,000.00	95,130,000.00	95,130,000.00	1.000
Certificates	0.000%	79,591,182.12	79,591,182.12	79,591,182.12	1.000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	20,872,275.04	594,805.56	113.4362774	3.23
Class A-2 Notes	0.00	813,395.28	-	3.55
Class A-3 Notes	0.00	924,930.56	-	3.70
Class A-4 Notes	0.00	359,987.78	-	3.78
Certificates	0.00	0.00	-	0.00
Total Securities	20,872,275.04	2,693,119.18

I. COLLECTIONS

Interest:
Interest Collections				4,978,192.41
Repurchased Loan Proceeds Related to Interest				2,260.92
Total Interest Collections				4,980,453.33
Principal:

Principal Collections				20,635,361.31
Repurchased Loan Proceeds Related to Principal				236,913.73
Total Principal Collections				20,872,275.04

Recoveries of Defaulted Receivables				0.00
Investment Earnings on Yield Supplement Account				19,172.49
Release from the Yield Supplement Account				82,616.64
Servicer Advances				53,104.83

Total Collections				26,007,622.33

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			57,637	837,721,182.12
Total Principal Collections				20,872,275.04
Principal Amount of Gross Losses				0.00
Pool Balance - End of Period			57,111	816,848,907.08

III. DISTRIBUTIONS

Total Collections				26,007,622.33
Reserve Account Draw				0.00
Total Available for Distribution				26,007,622.33
1. Reimbursement of Advance				0.00

2. Servicing Fee:
Servicing Fee Due				698,100.99
Servicing Fee Paid				698,100.99
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				594,805.56

Class A-1 Notes Monthly Interest Paid				594,805.56
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				813,395.28

Class A-2 Notes Monthly Interest Paid				813,395.28
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				924,930.56

Class A-3 Notes Monthly Interest Paid				924,930.56
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				359,987.78

Class A-4 Notes Monthly Interest Paid				359,987.78
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				2,693,119.18
Total Note Monthly Interest Paid				2,693,119.18
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				22,616,402.16

4. Total Monthly Principal Paid on the Notes				20,872,275.04

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				20,872,275.04
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,744,127.12
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,744,127.12

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				27,173,860.31
Release to Collection Account				82,616.64
Ending Yield Supplement Account Balance				27,091,243.67

V. RESERVE ACCOUNT

Initial Reserve Account Amount				6,282,908.87
Required Reserve Account Amount				6,282,908.87
Beginning Reserve Account Balance				6,282,908.87
Ending Reserve Account Balance				6,282,908.87

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.00	Pass
Average Three Period Charge Off Rate			3.25%	0.00	Pass

Required Reserve Account Amount for Next Period				6,282,908.87

VI. POOL STATISTICS

Weighted Average Coupon				7.21%
Weighted Average Remaining Maturity				52.00

Principal Recoveries of Defaulted Receivables				0.00
Principal on Defaulted Receivables				0.00
Pool Balance at Beginning of Collection Period				837,721,182.12
Net Loss Ratio				0.00

Net Loss Ratio for Second Preceding Collection Period				0.00
Net Loss Ratio for Preceding Collection Period				0.00
Net Loss Ratio for Current Collection Period				0.00
Average Net Loss Ratio				0.00

Cumulative Net Losses for all Periods				0.00

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			2,735,512.15	184
61-90 Days Delinquent			-	0
91-120 Days Delinquent			-	0
Total Delinquent Receivables:			2,735,512.15	184
60+ Days Delinquencies as Percentage of Receivables			0.00%	0.00

Delinquency Ratio for Second Preceding Collection Period				0.00
Delinquency Ratio for Preceding Collection Period				0.00
Delinquency Ratio for Current Collection Period				0.00
Average Delinquency Ratio				0.00